Leases	3 Months Ended
Mar. 31, 2014
Leases [Abstract]
LEASES
NOTE 8 — LEASES

Operating Leases — The Company leases laboratory and production space under operating lease agreements which can be cancelled with 3 month notice.  The lease calls for monthly payments of DKK 6,000 (approximately $1,107 at March 31, 2014).

Lease expense charged to operations was $7,255 and $31,775, for the three months ended March 31, 2014 and 2013, respectively.  Lease expense charged to operations was $65,702 and $76,969, for the year ended December 31, 2013, and 2012, respectively.

On March 27, 2014 the Company entered into an operating lease agreement for office space from a related party. The lease calls for monthly payments of DKK 10,000 (approximately $1,844), increasing to DKK 20,000 (approximately $3,689) on July 1, 2014. The lease can be terminated by either the Company or the landlord by giving the other 3 months’ notice.